Effects of initial application of IFRS 15	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Effects of initial application of IFRS 15
47.	Effects of initial application of IFRS 15
Impact on January
 1, 2018

a)	Revenue recognition of customized products
The Group provides high-integration and high-precision integrated circuits and related assembly and testing services based on the specifications as required by the customers. The revenue is recognized when the significant risks and rewards are transferred to customers under previous accounting policies, and the timing of recognition usually occurred upon service completion. Under IFRS 15, considering that the Group provides assembly and testing service to create or enhance a highly customized product and the customer controls the asset as it is created or enhanced, the revenue will be recognized based on the progress towards completion. As a result, retained earnings increased by NT$46,607 thousand, inventories decreased by NT$208,505 thousand and contract assets increased by NT$255,112 thousand.

b)	Presentation of refund liabilities
By adopting IFRS 15, the Group’s provision for sales allowance amounted to NT$70,156 thousand is presented as current refund liabilities from January 1, 2018, which was previously presented as current provisions.

c)	Recognition of deferred tax
When initially adopting IFRS 15, the Group recognized adjustments in the statement of financial position which resulted to temporary differences. Accordingly, as of January 1, 2018, deferred tax assets decreased by NT$626 thousand, deferred tax liabilities increased by NT$8,067 thousand and retained earnings decreased by NT$8,693 thousand.